UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 3, 2022

AMERICAN HOMES 4 RENT
AMERICAN HOMES 4 RENT, L.P.
(Exact Name of Registrant as Specified in Charter)

American Homes 4 Rent American Homes 4 Rent, L.P.	Maryland Delaware	001-36013 333-221878-02	46-1229660 80-0860173
	(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
23975 Park Sorrento, Suite 300
Calabasas, California 91302
(Address of Principal Executive Offices) (Zip Code)
(805) 413-5300
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the
Form 8-K filing
is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Class A common shares of beneficial interest, $.01 par value	AMH	New York Stock Exchange
5.875% Series G perpetual preferred shares of beneficial interest, $.01 par value	AMH-G	New York Stock Exchange
6.250% Series H perpetual preferred shares of beneficial interest, $.01 par value	AMH-H	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On May 3, 2022, American Homes 4 Rent (the “Company”) determined that Brian Reitz, Executive Vice President and Chief Accounting Officer of the Company, would perform the duties of the Company’s principal accounting officer.
Mr. Reitz, age 42, joined the Company in March 2016 as Property Operations Controller and served as Senior Vice President, Accounting from July 2018 to February 2022. In February 2022, Mr. Reitz was appointed Executive Vice President and Chief Accounting Officer. Prior to joining the Company, Mr. Reitz served as Assistant Property Controller at Essex Property Trust, Inc. from 2012 to 2016, Assistant Controller at Alexandria Real Estate Equities, Inc. from 2008 to 2012 and held various positions in the audit practice at Deloitte & Touche LLP from 2001 to 2008. Mr. Reitz is a certified public accountant (inactive) and earned his B.S. in Accounting from San Diego State University.
Mr. Reitz is not a party to any transaction that would require disclosure under Item 404(a) of Regulation
S-K,
and he does not have family relationships that are required to be disclosed pursuant to Item 401(d) of Regulation
S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: May 9, 2022		AMERICAN HOMES 4 RENT

	By:	/s/ Sara H. Vogt-Lowell
Sara H. Vogt-Lowell
Chief Legal Officer

Date: May 9, 2022		AMERICAN HOMES 4 RENT, L.P.

	By:	American Homes 4 Rent, its General Partner

	By:	/s/ Sara H. Vogt-Lowell
Sara H. Vogt-Lowell
Chief Legal Officer